EXHIBIT 12.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
               SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of ARACRUZ CELULOSE S.A. (the "Company") on Form 20-F for the fiscal year ended December 31, 2002, as filed with the U.S. Securities and Exchange Commission on the date hereof (the "Report"), I, Carlos Augusto Lira Aguiar, Chief Executive Officer, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the U.S. Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

          (i) the Report fully complies with the requirements of Section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and

          (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





/s/ Carlos Augusto Lira Aguiar
-----------------------------------
Name: Carlos Augusto Lira Aguiar
Title:  Chief Executive Officer

June 27, 2003


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.



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                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
               SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of ARACRUZ CELULOSE S.A. (the "Company") on Form 20-F for the fiscal year ended December 31, 2002, as filed with the U.S. Securities and Exchange Commission on the date hereof (the "Report"), I, Carlos Augusto Lira Aguiar, acting Chief Financial Officer, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the U.S. Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

          (i) the Report fully complies with the requirements of Section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and

          (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





/s/ Carlos Augusto Lira Aguiar
-----------------------------------
Name: Carlos Augusto Lira Aguiar
Title:  Acting Chief Financial Officer

June 27, 2003

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.